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                                                                    EXHIBIT 23-2



                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 17, 1997 which appears in Item 8A of Rochester Gas and Electric Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.



/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP

1100 Bausch & Lomb Place
Rochester, New York  14604
February 21, 1997